Exhibit 99.2

THORT Chartered Accountants

Cards Plus (Pty) Ltd
(Registration number 2013/222236/07)
Annual Financial Statements
for the year ended 31 December 2014

These annual financial statements were prepared by:
West End Corporate Services (Pty) Ltd
These annual financial statements have been independently reviewed in compliance with the applicable requirements of the Companies Act 71 of 2008.
Published 30 November 2015

P O Box 3352, Dainfern 2055
Telephone: (011) 467 6711
Facsimile: 086 509 1438
E-mail: catherine@thortsa.co.za

www.thortsa.co.za
Partners: Catherine Hewett, CA.(SA), Adv. Tax. Cert
Ian Hewett, CA.(SA), Practice No. 945544

Cards Plus (Pty) Ltd

(Registration number 2013/222236/07)

Annual Financial Statements for the year ended 31 December 2014

Index

The reports and statements set out below comprise the annual financial statements presented to the shareholder:

Index	Page

Director’s Responsibilities and Approval	2

Independent Reviewers’ Report	3

Director’s Report	4

Statement of Financial Position	5

Statement of Comprehensive Income	6

Statement of Changes in Equity	7

Statement of Cash Flows	8

Accounting Policies	9 - 11

Notes to the Annual Financial Statements	12 - 13

Detailed Income Statement	14

Preparer

West End Corporate Services (Pty) Ltd

Published

30 November 2015

1

Cards Plus (Pty) Ltd

(Registration number 2013/222236/07)

Annual Financial Statements for the year ended 31 December 2014

Director’s Responsibilities and Approval

The director is required in terms of the Companies Act 71 of 2008 to maintain adequate accounting records and is responsible for the content and integrity of the annual financial statements and related financial information included in this report. It is his responsibility to ensure that the annual financial statements fairly present the state of affairs of the company as at the end of the financial year and the results of its operations and cash flows for the period then ended, in conformity with Generally Accepted Accounting Principles (GAAP).

The annual financial statements are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are based upon appropriate accounting policies consistently applied and supported by reasonable and prudent judgements and estimates.

The director acknowledges that he is ultimately responsible for the system of internal financial control established by the company and places considerable importance on maintaining a strong control environment. To enable the director to meet these responsibilities, the board sets standards for internal control aimed at reducing the risk of error or loss in a cost effective manner. The standards include the proper delegation of responsibilities within a clearly defined framework, effective accounting procedures and adequate segregation of duties to ensure an acceptable level of risk. These controls are monitored throughout the company and all employees are required to maintain the highest ethical standards in ensuring the company’s business is conducted in a manner that in all reasonable circumstances is above reproach. The focus of risk management in the company is on identifying, assessing, managing and monitoring all known forms of risk across the company. While operating risk cannot be fully eliminated, the company endeavours to minimise it by ensuring that appropriate infrastructure, controls, systems and ethical behaviour are applied and managed within predetermined procedures and constraints.

The director is of the opinion, based on the information and explanations given by management, that the system of internal control provides reasonable assurance that the financial records may be relied on for the preparation of the annual financial statements. However, any system of internal financial control can provide only reasonable, and not absolute, assurance against material misstatement or loss.

The director has reviewed the company’s cash flow forecast for the year to 31 December 2015 and, in the light of this review and the current financial position, he is satisfied that the company has or has access to adequate resources to continue in operational existence for the foreseeable future.

The independent reviewers is responsible for independently reviewing and reporting on the company’s annual financial statements. The annual financial statements have been examined by the company’s independent reviewers and their report is presented on page 3.

The annual financial statements set out on pages 4 to 14, which have been prepared on the going concern basis, were approved by the board on 30 November 2015 and were signed on its behalf by:

/s/ WT James
WT James

Johannesburg

30 November 2015

2

THORT Chartered Accountants

Independent Reviewers’ Report

To the Management of Cards Plus (Pty) Ltd

We have reviewed the annual financial statements of Cards Plus (Pty) Ltd. set out on pages 5 to 13, that comprise the statement of financial position as at 31 December 2014, and the statement of comprehensive income, statement of changes in equity and statement of cash flows for the year then ended, and the notes, comprising a summary of significant accounting policies and other explanatory information.

Director’s Responsibility for the Annual Financial Statements

The company’s director is responsible for the preparation and fair presentation of these annual financial statements in accordance with International Financial Reporting Standards and the requirements of the Companies Act 71 of 2008, and for such internal control as the directors determine necessary to enable the preparation of annual financial statements that are free from material misstatement, whether due to fraud or error.

Independent Reviewers’ Responsibility

Our responsibility is to express a conclusion on the annual financial statements based on our review. We conducted our review in accordance with International Standards on Review Engagements (ISRE) 2400, Engagements to Review Financial Statements. ISRE 2400 requires us to conclude whether anything has come to our attention that causes us to believe that the annual financial statements, taken as a whole, are not prepared in all material respects in accordance with the applicable financial reporting framework. This Standard also requires us to comply with relevant ethical requirements.

A review of financial statements in accordance with ISRE 2400 consists primarily of making inquiries of management and others within the entity involved in financial and accounting matters, applying analytical procedures, and evaluating the sufficiency and appropriateness of evidence obtained.

A review also requires performance of additional procedures when the practitioner becomes aware of matters that cause the practitioner to believe the annual financial statements as a whole may be materially misstated.

The procedures performed in a review engagement are substantially less than those performed in an audit conducted in accordance with International Standards on Auditing. Accordingly, we do not express an audit opinion on these annual financial statements.

Unqualified Conclusion

Based on our review, nothing has come to our attention that causes us to believe that the annual financial statements do not present fairly, in all material respects the financial position of Cards Plus (Pty) Ltd as at 31 December 2014 and its financial performance and cash flows for the year then ended, in accordance with International Financial Reporting Standards and the requirements of the Companies Act 71 of 2008.

Emphasis of Matter

Without qualifying our opinion we draw attention to note 8 of the annual financial statements.

Thort Chartered Accountants

30 November 2015

P O Box 3352, Dainfern 2055
Telephone: (011) 467 6711
Facsimile: 086 509 1438
E-mail: catherine@thortsa.co.za
www.thortsa.co.za
Partners: Catherine Hewett, CA.(SA), Adv. Tax. Cert
Ian Hewett, CA.(SA), Practice No. 945544

3

Cards Plus (Pty) Ltd

(Registration number 2013/222236/07)

Annual Financial Statements for the year ended 31 December 2014

Director’s Report

The director has pleasure in submitting his report on the annual financial statements of Cards Plus (Pty) Ltd for the year ended 31 December 2014.

1.	Review of financial results and activities

The annual financial statements have been prepared in accordance with International Financial Reporting Standards and the requirements of the Companies Act 71 of 2008. The accounting policies have been applied consistently compared to the prior year.

Full details of the financial position, results of operations and cash flows of the company are set out in these annual financial statements.

2.	Share capital

There have been no changes to the authorised or issued share capital during the year under review.

3.	Directorate

The director in office at the date of this report are as follows:

Director

WT James

4.	Events after the reporting period

The director is not aware of any material event which occurred after the reporting date and up to the date of this report.

5.	Going concern

The director believes that the company has adequate financial resources to continue in operation for the foreseeable future and accordingly the annual financial statements have been prepared on a going concern basis. The director has satisfied himself that the company is in a sound financial position and that it has access to sufficient borrowing facilities to meet its foreseeable cash requirements. The director is not aware of any new material changes that may adversely impact the company. The director is also not aware of any material non-compliance with statutory or regulatory requirements or of any pending changes to legislation which may affect the company.

6.	Review

The financial statements are subject to an independent review and have been reviewed by Thort Chartered Accountants.

4

Cards Plus (Pty) Ltd

(Registration number 2013/222236/07)

Annual Financial Statements for the year ended 31 December 2014

Statement of Financial Position as at 31 December 2014

		2014	2013
	Note(s)	R	R
Assets

Non-Current Assets
Property, plant and equipment	2	3,667,642	-
Goodwill	3	356,799	-
		4,024,441	-

Current Assets
Inventories		1,418,773	-
Trade and other receivables		758,000	100
Cash and cash equivalents		1,041,418	-
		3,218,191	100
Total Assets		7,242,632	100

Equity and Liabilities

Equity
Share capital	4	100	100
Accumulated loss		(1,589,221)	-
		(1,589,121)	100

Liabilities

Non-Current Liabilities
Other financial liabilities	5	6,598,899	-

Current Liabilities
Trade and other payables		2,232,854	-
Total Liabilities		8,831,753	-
Total Equity and Liabilities		7,242,632	100

5

Cards Plus (Pty) Ltd

(Registration number 2013/222236/07)

Annual Financial Statements for the year ended 31 December 2014

Statement of Comprehensive Income

		2014	2013
	Note(s)	R	R

Revenue		14,033,930	-
Cost of sales		(6,878,230)	-
Gross profit		7,155,700	-
Other income		14,930	-
Operating expenses		(8,764,952)	-
Operating loss		(1,594,322)	-
Investment revenue		9,816	-
Finance costs		(4,715)	-
Loss for the year		(1,589,221)	-

6

Cards Plus (Pty) Ltd

(Registration number 2013/222236/07)

Annual Financial Statements for the year ended 31 December 2014

Statement of Changes in Equity

		Accumulated
	Share capital	loss	Total equity
	R	R	R

Issue of shares	100	-	100
Total contributions by and distributions to owners of company recognised directly in equity	100	-	100
Balance at 01 January 2014	100	-	100
Loss for the year	-	(1,589,221)	(1,589,221)
Balance at 31 December 2014	100	(1,589,221)	(1,589,121)
Note(s)	4

7

Cards Plus (Pty) Ltd

(Registration number 2013/222236/07)

Annual Financial Statements for the year ended 31 December 2014

Statement of Cash Flows

		2014	2013
	Note(s)	R	R
Cash flows from operating activities

Cash used in operations	7	(161,052)	(100)
Interest income		9,816	-
Finance costs		(4,715)	-
Net cash from operating activities		(155,951)	(100)

Cash flows from investing activities

Purchase of property, plant and equipment	2	(5,401,530)	-

Cash flows from financing activities

Proceeds on share issue	4	-	100
Repayment of other financial liabilities		6,598,899	-
Net cash from financing activities		6,598,899	100

Total cash movement for the year		1,041,418	-
Total cash at end of the year		1,041,418	-

8

Cards Plus (Pty) Ltd

(Registration number 2013/222236/07)

Annual Financial Statements for the year ended 31 December 2014

Accounting Policies

1.	Presentation of Annual Financial Statements

The annual financial statements have been prepared in accordance with Generally Accepted Accounting Principles (GAAP), and the Companies Act 71 of 2008. The annual financial statements have been prepared on the historical cost basis, and incorporate the principal accounting policies set out below. They are presented in South African Rands.

These accounting policies are consistent with the previous period.

1.1	Property, plant and equipment

The cost of an item of property, plant and equipment is recognised as an asset when:

•	it is probable that future economic benefits associated with the item will flow to the company; and
•	the cost of the item can be measured reliably.

Property, plant and equipment is initially measured at cost.

Costs include costs incurred initially to acquire or construct an item of property, plant and equipment and costs incurred subsequently to add to. replace part of, or service it. If a replacement cost is recognised in the carrying amount of an item of property, plant and equipment, the carrying amount of the replaced part is derecognised.

Property, plant and equipment are depreciated on the straight line basis over their expected useful lives to their estimated residual value.

Property, plant and equipment is carried at cost less accumulated depreciation and any impairment losses.

The useful lives of items of property, plant and equipment have been assessed as follows:

The depreciation charge for each period is recognised in profit or loss unless it is included in the carrying amount of another asset.

The gain or loss arising from the derecognition of an item of property, plant and equipment is included in profit or loss when the item is derecognised. The gain or loss arising from the derecognition of an item of property, plant and equipment is determined as the difference between the net disposal proceeds, if any, and the carrying amount of the item.

1.2	Financial instruments

Initial recognition and measurement

Financial instruments are recognised initially when the company becomes a party to the contractual provisions of the instruments.

The company classifies financial instruments, or their component parts, on initial recognition as a financial asset, a financial liability or an equity instrument in accordance with the substance of the contractual arrangement.

Financial instruments are measured initially at fair value, except for equity investments for which a fair value is not determinable, which are measured at cost and are classified as available-for-sale financial assets.

For financial instruments which are not at fair value through profit or loss, transaction costs are included in the initial measurement of the instrument.

9

Cards Plus (Pty) Ltd

(Registration number 2013/222236/07)

Annual Financial Statements for the year ended 31 December 2014

Accounting Policies

1.2	Financial instruments (continued)

Trade and other receivables

Trade receivables are measured at initial recognition at fair value, and are subsequently measured at amortised cost using the effective interest rate method. Appropriate allowances for estimated irrecoverable amounts are recognised in profit or loss when there is objective evidence that the asset is impaired. Significant financial difficulties of the debtor, probability that the debtor will enter bankruptcy or financial reorganisation, and default or delinquency in payments (more than 30 days overdue) are considered indicators that the trade receivable is impaired. The allowance recognised is measured as the difference between the asset’s carrying amount and the present value of estimated future cash flows discounted at the effective interest rate computed at initial recognition.

The carrying amount of the asset is reduced through the use of an allowance account, and the amount of the loss is recognised in profit or loss within operating expenses. When a trade receivable is uncollectable, it is written off against the allowance account for trade receivables. Subsequent recoveries of amounts previously written off are credited against operating expenses in profit or loss.

Trade and other receivables are classified as loans and receivables.

Trade and other payables

Trade payables are initially measured at fair value, and are subsequently measured at amortised cost, using the effective interest rate method.

Cash and cash equivalents

Cash and cash equivalents comprise cash on hand and demand deposits, and other short-term highly liquid investments that are readily convertible to a known amount of cash and are subject to an insignificant risk of changes in value. These are initially and subsequently recorded at fair value.

1.3	Tax

Current tax assets and liabilities

Current tax for current and prior periods is, to the extent unpaid, recognised as a liability. If the amount already paid in respect of current and prior periods exceeds the amount due for those periods, the excess is recognised as an asset.

Current tax liabilities (assets) for the current and prior periods are measured at the amount expected to be paid to (recovered from) the tax authorities, using the tax rates (and tax laws) that have been enacted or substantively enacted by the end of the reporting period.

Tax expenses

Current and deferred taxes are recognised as income or an expense and included in profit or loss for the period, except to the extent that the tax arises from:

•	a transaction or event which is recognised, in the same or a different period, to other comprehensive income, or
•	a business combination.

Current tax and deferred taxes are charged or credited to other comprehensive income if the tax relates to items that are credited or charged, in the same or a different period, to other comprehensive income.

Current tax and deferred taxes are charged or credited directly to equity if the tax relates to items that are credited or charged, in the same or a different period, directly in equity.

1.4	Share capital and equity

An equity instrument is any contract that evidences a residual interest in the assets of an entity after deducting all of its liabilities.

10

Cards Plus (Pty) Ltd

(Registration number 2013/222236/07)

Annual Financial Statements for the year ended 31 December 2014

Accounting Policies

1.5	Turnover

Turnover comprises of sales to customers and service rendered to customers. Turnover is stated at the invoice amount and is exclusive of value added taxation.

1.6	Borrowing costs

All borrowing costs are recognised as an expense in the period in which they are incurred.

11

Cards Plus (Pty) Ltd

(Registration number 2013/222236/07)

Annual Financial Statements for the year ended 31 December 2014

Notes to the Annual Financial Statements

2014	2013
R	R

2.	Property, plant and equipment

		2014			2013
	Cost/	Accumulated		Cost/	Accumulated
	Valuation	depreciation	Carrying value	Valuation	depreciation	Carrying value
Plant and machinery	9,614,425	(6,259,322)	3,355,103	-	-	-
Furniture and fixtures	163,625	(103,202)	60,423	-	-	-
Motor vehicles	236,037	(49,175)	186,862	-	-	-
Office equipment	75,487	(63,874)	11,613	-	-	-
IT equipment	359,407	(343,619)	15,788	-	-	-
Computer software	64,728	(26,875)	37,853	-	-	-
Total	10,513,709	(6,846,067)	3,667,642	-	-	-

Reconciliation of property, plant and equipment - 2014

	Opening
	balance	Additions	Depreciation	Total
Plant and machinery	-	4,946,683	(1,591,580)	3,355,103
Furniture and fixtures	-	87,557	(27,134)	60,423
Motor vehicles	-	236,036	(49,174)	186,862
Office equipment	-	32,674	(21,061)	11,613
IT equipment	-	33,852	(18,064)	15,786
Computer software	-	64,728	(26,875)	37,853
	-	5,401,530	(1,733,888)	3,667,642

A register containing the information required by Regulation 25(3) of the Companies Regulations, 2011 is available for inspection at the registered office of the company,

3.	Goodwill

		2014			2013
	Cost	Accumulated impairment	Carrying value	Cost	Accumulated impairment	Carrying value
Goodwill	356,799	-	356,799	-	-	-

4.	Share capital

Authorised
1000 Ordinary shares	1,000	1,000

Issued
Ordinary	100	100

5.	Other financial liabilities

Held at amortised cost
Penn Investment Inc (USA)	6,598,899	-
The loan is unsecured, interest free and has no fixed terms of repayment.

The loan has been subordinated until such time as the assets of the company, fairly valued, exceed its liabilities.

Non-current liabilities
At amortised cost	6,598,899	-

12

Cards Plus (Pty) Ltd

(Registration number 2013/222236/07)

Annual Financial Statements for the year ended 31 December 2014

Notes to the Annual Financial Statements

2014	2013
R	R

5.	Other financial liabilities (continued)

6.	Taxation

No provision has been made for 2014 tax as the company has no taxable income. The company has an assessed loss available for set off against future taxable income.

7.	Cash used in operations

Loss before taxation	(1,589,221)	-
Adjustments for:
Depreciation and amortisation	1,733,888	-
Interest received - investment	(9,816)	-
Finance costs	4,715	-
Goodwill	(356,799)	-
Changes in working capital:
Inventories	(1,418,773)	-
Trade and other receivables	(757,900)	(100)
Trade and other payables	2,232,854
	(161,052)	(100)

8.	Going concern

We draw attention to the fact that at 31 December 2014, the company had accumulated losses of R (1,589,221) and that the company’s total liabilities exceed its assets by R (1,589,121)

The annual financial statements have been prepared on the basis of accounting policies applicable to a going concern. This basis presumes that funds will be available to finance future operations and that the realisation of assets and settlement of liabilities, contingent obligations and commitments will occur in the ordinary course of business.

The ability of the company to continue as a going concern is dependent on a number of factors. The most significant of these is that the director continue to procure funding for the ongoing operations for the company and that the subordination agreement referred to in note 5 of these annual financial statements will remain in force for so long as it takes to restore the solvency of the company.

13

Cards Plus (Pty) Ltd

(Registration number 2013/222236/07)

Annual Financial Statements for the year ended 31 December 2014

Detailed Income Statement

		2014	2013
	Note(s)	R	R
Revenue		14,033,930	-
Cost of sales		(6,878,230)	-
Gross profit		7,155,700	-

Other income
Discount received		838	-
Interest received		9,816	-
Profit and loss on exchange differences		14,092	-
		24,746	-

Operating expenses
Accounting fees		43,322	-
Administration and management fees		480,000	-
Advertising		97,050	-
Auditors remuneration		29,400	-
Bad debts		16,760	-
Bank charges		41,526	-
Cleaning		7,585	-
Computer expenses		101,324	-
Delivery expenses		140,616	-
Depreciation, amortisation and impairments		1,733,888	-
Discount allowed		612	-
Donations		2,500	-
Employee costs		4,333,194	-
Entertainment		13,661	-
General expenses		926	-
Insurance		177,574	-
Lease rentals on operating lease		781,144	-
Legal expenses		24,860	-
Levies		4,014	-
Motor vehicle expenses		188,481	-
Municipal expenses		221,646	-
Payroll administration		23,490	-
Printing and stationery		26,006	-
Repairs and maintenance		29,319	-
Secretarial fees		9,130	-
Staff welfare		50,827	-
Subscriptions		1,397	-
Telephone and fax		101,820	-
Training		34,067	-
Travel - local		9,572	-
Workmens compensation		39,241	-
		8,764,952	-
Operating loss		(1,584,506)	-
Finance costs		(4,715)	-
Loss for the year		(1,589,221)	-

14